Bright Horizons Investor Presentation May 2026 Exhibit 99.2

Forward Looking Statement Disclaimer This presentation includes “forward-looking statements” within the meaning of, and made pursuant to, the safe harbor provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and generally contain words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “projects,” “approximately,” “intends,” “plans,” “estimates” or “anticipates,” or, in each case, their negatives or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts, including statements regarding the Company’s intentions, beliefs or current expectations concerning, among other things, our results of operations, financial condition, liquidity, operating expectations, execution and delivery of our services and solutions, business trends, value of our service offerings and value proposition, industry dynamics, market position, market penetration, existing user growth, our future growth opportunities, diversified model, our full-service segment, enrollment levels and trends, margins, market for back-up care, back-up care use and growth, provider network and use types, our investments, long-term growth strategy, client partners and relationships, client retention, cross-sell opportunities, use and impact of our services, capital deployment, share repurchase activity, our competitive differentiators, our EdAdvisory segment, our future business and financial performance, our financial guidance and long-term growth and business outlook. Our forward-looking statements are subject to risks and uncertainties. Numerous factors, many of which are beyond our control, could cause actual results to differ materially from those projected or implied by the forward-looking statements. These risks and uncertainties include, without limitation, changes in the demand for child care, dependent care and other workplace solutions, including variations in enrollment trends and lower than expected demand from employer sponsor clients as well as variations in workforce demographics and work environments; the constrained labor market for teachers and staff and ability to hire and retain talent, including the impact of increased compensation and labor costs; the availability or lack of government support programs and the impact of available government child care benefit programs; our ability to respond to changing client and customer needs; competition in our industry; the possibility that acquisitions may disrupt our operations and expose us to additional risk; our ability to pass on our increased costs; our indebtedness and the terms of such indebtedness; our ability to withstand seasonal fluctuations in the demand for our services; our ability to implement our growth strategies successfully; our ability to close underperforming centers; changes in general economic, political, business and financial market conditions and other macroeconomic events and uncertainty, including the impact of inflation and interest rate fluctuations; fluctuations in currency exchange rates; the effects of a cyber-attack, data breach or other security incident on our information technology system or software or those of our third party vendors; changes in tax rates or policies; damage or harm to our brand or reputation, including as a result of recent incidents and media coverage; outcome of litigation, legal matters and regulatory investigations; insurance risks; changes in laws and regulations; and other risks and uncertainties more fully described in the “Risk Factors” section of our Annual Report on Form 10-K filed on February 26, 2026, and other factors disclosed from time to time in our other filings with the Securities and Exchange Commission. Forward-looking statements are based on current expectations and assumptions and currently available data and are neither predictions nor guarantees of future events or performance. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct. You should not place undue reliance on forward-looking statements, which speak only as of the date hereof. We do not undertake to update or revise any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law. Non-GAAP Measures This presentation contains certain financial measures (“non-GAAP measures”) not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) which are provided to assist in an understanding of the Bright Horizons Family Solutions Inc. business and its performance. Investors are cautioned not to unduly rely on non-GAAP measures in assessing overall financial performance. These measures should always be considered in conjunction with the appropriate measures prepared in accordance with GAAP and are not intended to be considered in isolation or as a substitute for any measures prepared in accordance with GAAP . Reconciliations of non-GAAP measures to the relevant GAAP measures are provided in our SEC filings and as an appendix herein. © 2026 Bright Horizons Family Solutions LLC 2

Shift toward Back-Up Care is driving profitability Back-Up Care contributed over 60% of 2025 adj. op. income, with asset-light, high-margin economics driving continued mix-driven earnings growth Large growth runway across penetration, new logos and expanded offerings Under-penetrated clients and a large employer opportunity set support growth via higher utilization, new client partnerships and expanded service delivery Durable cash flow generation with proven execution Disciplined execution and an evolving portfolio mix support consistent free cash flow generation and a strong balance sheet Bright Horizons Investment Thesis Leading the workforce solutions category with a financial model built for growth © 2026 Bright Horizons Family Solutions LLC 3 Mission-critical services with structural tailwinds Essential care and education solutions that support workforce participation, productivity and engagement amid durable secular tailwinds Differentiated model built on trust and network scale Decades of employer trust and a scaled, high-quality network and broad service suite create a formidable competitive position

Revenue Growth 8% CAGR Since IPO Adj. Op. Income Growth 9% CAGR Since IPO Free Cash Flow Growth 9% CAGR Since IPO Adj. EPS Growth 12% CAGR Since IPO Proven Model with Consistent Long-Term Results © 2026 Bright Horizons Family Solutions LLC 4 1,219 2,934 2013 2025 127 363 2013 2025 90 259 2013 2025 $1.19 $4.55 2013 2025 Note: Initial Public Offering priced on 1/25/13.

The Strategic Rationale Behind Our Service Offerings © 2026 Bright Horizons Family Solutions LLC 5 1) Where working families have a need 2) Where employers and institutions are willing to invest 3) Where we can deliver at scale with strong economics Back-Up Care Full- Service Center Ed Advisory

1) Mission-Critical Care Needs Across the Workforce

Care Benefits Mission-Critical Talent Tool

87%

Of Bright Horizons back-up users report higher productivity and decreased stress[1]

Parents Demand Trust And Quality

86%

Of parents want childcare that emphasizes brain development and learning[2]

Workforce Flexibility Is Here to Stay

88%

Of U.S. employers now offer hybrid or flexible work arrangements[3]

Rising Rates of Dual-Income Families

>60%

Of married couples with children are dual-income households[4]

Employers and Employees Require New Skills

80%

Of employees want companies to invest more in upskilling and reskilling[5]

[1] Brighthorizons.com/article/employers/5-ways-to-maximize-productivity-with-back-up-care.
[2] Child Care Aware of America / New Bridge Strategy & Hart Research national poll, April 2025.
[3] Robert Half, 2025 Salary and Hiring Trends / Benefits Survey.
[4] U.S. Bureau of Labor Statistics, Employment Characteristics of Families — 2024; CDC National Center for Health Statistics — 2025.
[5] TalentLMS and Workable (www.talentlms.com/research/employee-upskilling-and-reskilling-report).

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Healthcare 32% Financial Services 18% Education 13% Consumer 9% Professional Services 7% Technology 10% Industrial 7% © 2026 Bright Horizons Family Solutions LLC 7 90%+ Client Satisfaction 8% Top 10 Client Relationships 1% Largest Client Relationship Key Highlights Partnership Overview1 Depth and duration of partnerships and unrivaled reputation create competitive moat 1 Industry allocations based on total FY2025 client revenue. 2) Employer Partnerships Are a Significant Competitive Moat

3) Scaled Delivery Model with Strong Economics

Primary Growth Driver

Back-Up Care

On-Demand Dependent Care

$728M	$222M
CY25 Revenue	CY25 Adj. Op. Income

~15% Revenue CAGR (10Y)

Established Platform

Full-Service Child Care

Center-Based Early Education

$2,081M	$114M
CY25 Revenue	CY25 Adj. Op. Income

~5% Revenue CAGR (10Y)

Service Extension

Educational Advisory

Workforce Education & College Coaching

$125M	$27M
CY25 Revenue	CY25 Adj. Op. Income

~12% Revenue CAGR (10Y)

Powered By

1,450
corporate clients

5
countries across our global footprint

10M
eligible lives covered by our benefits

32K
Bright Horizons employees

5,500
owned and partnered network of care providers

© 2026 Bright Horizons Family Solutions LLC
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Back-Up Care Segment Deep Dive

Why it Matters: • Mission-critical employee benefit that supports working parents and caregivers • Proven ROI for employers – reduces absenteeism, boosts productivity • Growing engagement from target employee segments • Differentiator in talent markets to retain and support critical employees How We Win: • Largest vetted network of owned and partnered care providers • Proprietary, seamless tech experience for real-time booking • Broad portfolio of care types bundled together under one offering • Deep employer partnerships with multi-year contracts 25% 61% © 2026 Bright Horizons Family Solutions LLC 10 Back-Up Care: Mission-Critical with Significant Competitive Advantage 728M Revenue 222M Adj. Operating Income Note: Financials represent FY2025.

20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 20 25 725M+ ~ 100M © 2026 Bright Horizons Family Solutions LLC 11 Back-Up Care Revenue Trajectory ( M) Key Highlights Double-Digit Growth Rate Utilization-driven, durable growth +14% 15Y Rev CAGR High-Margin Asset-light, scalable economics 25-30% LT Adj. Op. Margin Strong Retention Mission-critical employer benefit 110%+ Net Revenue Retention Large Growth Opportunity Underpenetrated installed base <5% User Penetration Double-Digit Growth with High Returns on Capital

Large, Multi-Need Employee Population Drives Back-Up Care Demand

Young Child (0-5 yrs old)	13%
School Age (6-18 yrs old)	18%
Active Elder Caregiver	15%
Aging Parent	20%
Child/Adult Tutoring	20%
PetCare	65%



Young Children
Aging Parent
School Age
Child/Adult Tutoring
Active Elder Caregiver
PetCare
More than 4 in 5
U.S. workers have at least one Back-Up care need

Note: Percentages denote the estimated portion of the U.S. labor force who have the corresponding need. E.g. ~13% of U.S. workers have a child aged 0-5yrs.
Source: Bright Horizons industry research, estimates for total US employee population. AARP, CDC, BLS, Pew Research.

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Healthcare Financial Services Education Technology Consumer Professional Services Industrial 0% 10% 20% 15% 5% Penetration Rate (unique users / eligible employees)  Lower Penetration Higher Penetration  5th 95th 25th – 75th © 2026 Bright Horizons Family Solutions LLC 13 Significant White Space Across Industry Verticals  Significant potential to grow penetration • Overall penetration still low at <5% across all major verticals • Upside opportunity to move clients toward peer averages or higher quartiles • Further opportunity to expand network / care types to appeal to broader end consumer base

Childcare Centers School-Age Programs Academic Tutoring Pet care In-Home Elder Care & Caregiving Advisory Network Tutoring Providers (launched 2021) Steve & Kate’s Camps (acq. 2021) Science Factory (launched 2026) Network Camp Providers BH Centers Network Centers Jovie (acq. 2016) Network In-Home Providers Network PetCare Providers (launched 2022) Network Agencies © 2026 Bright Horizons Family Solutions LLC 14 Expanding Care Network and Service Portfolio Note: Bold denotes owned.

Bright Horizons 5% Others 2% Industrial Consumer Services Healthcare Tech Financial Services Fortune 500 Fortune 500 by Vertical Vended Unvended Fortune 500 Back-Up Care Industry-Wide Adoption < 250 728 Others Bright Horizons 2025 Back-Up Care Revenue ( M) Market Structure (21,000 businesses >500 employees) 93% Of the SMB market remains unvended © 2026 Bright Horizons Family Solutions LLC 15 Source: Bright Horizons Management estimates, public company filings. 50% Significant White Space Across the Employer Landscape

Back-Up Care Growth Levers Driving Velocity © 2026 Bright Horizons Family Solutions LLC 16 2025 Back-Up Care Revenue Back-Up Care Potential 728M Unvended Market Opportunity Significant whitespace for new adoption across employers New Logos in Vended Market Opportunity to take market share with leading market position and unique care and service solutions Increased Penetration in Existing Logos Participation across majority of existing clients remain low with meaningful room for growth Higher Frequency from Existing Users Frictionless access and comprehensive care solutions can expand utilization and increase repeat usage

Full-Service Segment Deep Dive

32% 71% Why it Matters: • Foundational to our brand and trust by families for over 40 years • Critical infrastructure for working parents – enables workforce participation/persistence • Anchor benefit in employer support strategies, particularly with RTO and new parents • Efficient model with capital-light strategy How We Win: • Premium brand and quality with national scale and accreditation • Employer-supported model increases affordability for families and supports center economics and service quality • Proprietary curriculum + teacher development ensures differentiated learning outcomes • Long-term contracts with blue-chip clients drive revenue stability © 2026 Bright Horizons Family Solutions LLC 18 Full-Service Child Care: Strategic Role and Competitive Advantage 2.1B Revenue 114M Adj. Operating Income Note: Financials represent FY2025.

18,450 9,250 2,450 2,050 Employees: 7,000 6,500 22,500 79,000 Capacity: 78 72 263 597 Centers: © 2026 Bright Horizons Family Solutions LLC 19 U.S. U.K. Netherlands Australia Strategic Focus Client sponsored centers with operating subsidies Quality provider in fragmented market with attractive government subsidy program to support parent fees Footprint is aligned to geographies with established employer sponsorship and/or public funding framework A Worldwide Network of Child Care Delivery Note: Full-Service statistics are as of year-end FY2025.

Full-Service Operating Models Support Capital Efficiency & Mitigate Financial Risk

<table>
<tr><th></th><th>US: ~40%
OUS: ~2%
Cost Plus</th><th>US: ~20%
OUS: ~5%
Single Sponsor / Bottom Line</th><th>US: ~40%
OUS: ~93%
Consortium Lease</th></tr>
<tr><td>Center Location</td><td colspan="2">Client HQ / Premise</td><td>Near Office Hub or Residential / Commuter Corridor</td></tr>
<tr><td>Enrollment</td><td>Exclusive to Client Sponsor</td><td>Client Receives Priority Enrollment; Open to Community</td><td>Open to the Community</td></tr>
<tr><td>Capital Investment</td><td colspan="2">Client</td><td>BH</td></tr>
<tr><td>Occupancy Expenses</td><td colspan="2">Client</td><td>BH</td></tr>
<tr><td>Operating Expenses</td><td>Client</td><td colspan="2">BH</td></tr>
<tr><td>Financial Risk</td><td>Client</td><td colspan="2">BH</td></tr>
</table>

● % of FY25 Centers

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20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 20 25 2B+ ~ 770M © 2026 Bright Horizons Family Solutions LLC 21 Client-Centric Platform with Strong Cash Generation Full-Service Revenue Trajectory ( M) Key Highlights Long-Term Stability Contracted, long-duration demand and service delivery 7% 15Y Rev CAGR Structural Barriers Industry-leading program quality delivered at scale ~1,000 Global Centers Trusted Market Position Market leadership w/ employer partners Capital-Efficient Model Client sponsored requires little / no capital ~60% U.S. Footprint Employer-Funded ~400 Client Centers

EdAdvisory Segment Deep Dive

4% Why it Matters: • Critical support spanning workforce education, tuition assistance and college planning • Boosts retention across employee career advancement and family education journeys • Differentiated benefit backed by expert advisors and education networks • Builds loyalty by impacting career and family milestones employees value most How We Win: • Top-tier advisors spanning admission counseling, workforce education and loan advising • Scalable formats: 1x1 coaching, employer webinars, online learning center, and tuition administration platform • High-value, low-cost model for delivering ROI on employer education spend • Natural cross-sell expanding relationships across employer client base © 2026 Bright Horizons Family Solutions LLC 23 7% EdAdvisory: Strategic Role and Competitive Advantage 125M Revenue 27M Adj. Operating Income Note: Financials Represent FY2025.

20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 20 25 © 2026 Bright Horizons Family Solutions LLC 24 120M+ ~ 10M EdAdvisory Revenue Trajectory ( M) Key Highlights Long-Term Growth On contracted employer demand 18% 15Y Rev CAGR 500+ Clients High-Margin Asset-light, scalable economics >20% LT Adj. Op. Margin Durable Client Relationships Supported by strong retention >100% Dollar Retention Asset-Light Growth Enhancing Portfolio Quality Trusted Market Position Market leadership w/ employer partners

Financial Performance & Capital Allocation

Durable Model Built for Sustainable Growth

Proven Foundation

Trusted Employer Relationships

- **40-year** operating history; trusted, mission-critical brand
- **1,450+ employer clients**, including 220+ Fortune 500
- **High client retention** – multi-year contracts with embedded employer relationships
- **32K+ employees**; operating across US, UK, Netherlands, Australia and India

1,450+ Employer Clients

Unique Market Position

Structurally Differentiated Model

- **B2B employer-sponsored model –** employers drive adoption, employees drive usage
- **Multi-year contracts** with embedded renewal structures support revenue predictability
- **Large, underpenetrated market** provides growth runway with existing and new employers
- **Cross-sell opportunity** – 1/3 of clients buy more than one service

220+ Fortune 500 Clients

Durable Cash Generation

Capital-Light, High-Return Profile

- **Increasing contribution** from high-margin, capital-light Back-Up Care
- **Client-funded capex** reduces capital requirements in full-service centers
- **>100% FCF conversion;** $350M+ in OCF, $255M+ in FCF in FY25
- **~$1B capital returned** via share buybacks over the past decade

+11% FCF CAGR (10Y)

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1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Consistent Track Record of Driving Growth R ev en ue Adj. EBITDA Margin © 2026 Bright Horizons Family Solutions LLC 27 COVID- Impacted Great Financial Crisis Dot-com Recession

Longer-Term Growth Building Blocks Full-Service Back-Up Care Ed Advisory Acquisitions +6.5%-8.5% +3.0%-3.5% +3.5-4.5% Organic Revenue Growth © 2026 Bright Horizons Family Solutions LLC 28 4.5% - 6.5% Y/Y 11% - 13% Y/Y +<1% HSD Y/Y 9-10% 25-30% 20%+ Adj. Op. Margin % Segment Rev Growth

Capital Deployment Mix and Priorities © 2026 Bright Horizons Family Solutions LLC 29 29% 29% 42% Capex (net) M&A Repurchases 29% 29% 42% Capex (net) M&A Repurchases Since IPO (’13 – ’25) 2025 8 70% ( t) Repurchases 01 02 03 REINVEST IN THE CORE SELECTIVE M&A RETURN EXCESS CAPITAL – Growth capex – Fund organic capacity, technology & product – Recurring capex – Bolt-ons that extend service reach – Portfolio enhancement – Opportunistic buybacks – Debt paydown

© 2026 Bright Horizons Family Solutions LLC 30 100% 99% 97% 105% 105% 113% 123% 118% 106% 103% 106% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Free Cash Flow Conversion (FCF / Adj. Net Income) 3Y Trailing FCF Conversion Annual FCF Conversion Strong & Consistent Free Cash Flow Conversion

+1-2% Balance Sheet Position Has Strengthened 6-8% 4.8x 3.5x 2.6x 2.9x 1.7x 2012 (Pre-IPO) 2013 (Post-IPO) 2019 (Pre-COVID) 2020 (COVID- Impacted) 2025 Net Leverage (at Year-End) for Selected Years Net Debt / Adj. EBITDA © 2026 Bright Horizons Family Solutions LLC 31

2025 2024 2023 2022 2021 Financials in ($M USD) 2,081 1,962 1,781 1,494 1,297 Full Service 6% 10% 19% 15% 26% % Growth 728 610 526 421 361 Back-Up Care 19% 16% 25% 17% (8)% % Growth 125 114 112 105 97 Ed. Advisory 9% 2% 6% 9% 6% % Growth 2,934 2,686 2,418 2,020 1,755 Total Revenue 9% 11% 20% 15% 16% % Growth 114 84 43 38 3 Full Service 5.5% 4.3% 2.4% 2.6% 0.2% % Margin 222 171 144 115 109 Back-Up Care 30.5% 28.0% 27.3% 27.3% 30.1% % Margin 27 23 26 30 29 Ed. Advisory 21.7% 20.4% 23.4% 28.2% 29.5% % Margin 363 278 213 183 140 Total Adj. Operating Income 12.4% 10.3% 8.8% 9.0% 8.0% % Margin R ev en ue A dj . O pe ra ti ng In co m e © 2026 Bright Horizons Family Solutions LLC 32 5Y Historical Financial Snapshot

Non-GAAP Reconciliations

Financials in ($M USD)	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025
GAAP Operating Income (EBIT)	**109**	**147**	**182**	**197**	**205**	**239**	**268**	**53**	**129**	**158**	**171**	**247**	**315**
COVID-19, Impairment & related lease term costs	-	-	-	-	-	-	-	35	11	14	36	30	47
Other costs	18	3	1	2	7	2	1	3	1	11	5	1	1
Adjusted Operating Income (EBIT)	**127**	**150**	**182**	**200**	**212**	**241**	**268**	**92**	**140**	**183**	**213**	**278**	**363**
GAAP EBITDA	**118**	**224**	**260**	**271**	**300**	**340**	**376**	**165**	**235**	**258**	**282**	**345**	**408**
Stock-based compensation expense	11	8	9	12	12	14	17	21	23	28	29	34	31
COVID-19, Impairment & related lease term costs	-	-	-	-	-	-	-	35	11	14	36	30	47
Non-cash operating lease expense	3	3	3	3	4	1	1	-	-	-	-	-	-
Other costs	77	3	1	14	7	2	1	3	3	17	5	1	1
Adjusted EBITDA	**209**	**238**	**273**	**299**	**324**	**357**	**395**	**224**	**272**	**317**	**352**	**409**	**487**
GAAP Income Before Tax (EBT)	**5**	**112**	**140**	**143**	**161**	**192**	**223**	**16**	**90**	**112**	**120**	**198**	**270**
Amortization of intangibles	30	29	28	30	33	33	34	32	29	32	33	18	6
Stock-based compensation expense	11	8	9	12	12	14	17	21	23	28	29	34	31
COVID-19, Impairment & related lease term costs	-	-	-	-	-	-	-	35	11	14	36	30	47
Other costs	77	3	1	14	7	2	1	3	3	20	11	1	4
Adjusted income tax expense	(44)	(55)	(63)	(67)	(51)	(50)	(58)	(13)	(35)	(54)	(65)	(78)	(97)
Adjusted Net Income	**78**	**97**	**115**	**131**	**162**	**190**	**217**	**94**	**121**	**152**	**164**	**203**	**261**
Avg. Diluted Shares (M)	66	67	62	61	60	59	59	60	61	58	58	58	57
Adjusted Earnings Per Share (EPS)	**$1.19**	**$1.45**	**$1.85**	**$2.16**	**$2.69**	**$3.21**	**$3.67**	**$1.55**	**$1.99**	**$2.60**	**$2.84**	**$3.47**	**$4.55**

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